SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2008

Data I/O Corporation

(Exact name of registrant as specified in its charter)

Washington

(State of other jurisdiction of incorporation)

0-10394	91-0864123
(Commission File Number)	(IRS Employer Identification No.)

6464 185th Avenue NE, Suite 101, Redmond, WA 98052

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (425) 881-6444

Not Applicable

(Former name or former address, if changed since last report)

Page 1 of 18 Pages

Item 1.01 Entry into a Material Definitive Agreement

Completed Sale of selected patents and patent applications

Data I/O Corporation announced today that it has completed on March 18, 2008 the sale of selected patents and patent applications to Leannoux Properties AG L.L.C. for net proceeds of approximately $3.3M and expects to report a net gain of approximately $2.1M. The patents and patent applications sold related primarily to technology used in Data I/O Corporation’s ProLINE-RoadRunner product line. Data I/O retains a non-exclusive, royalty-free license to use the technology covered by these patents and applications. Additional payments are due to Data I/O Corporation upon license or transfer of the proposed patents and patent applications to certain third parties. However Data I/O Corporation does not currently anticipate receiving any such payments.

The Patent Purchase Agreement, as amended, includes customary representations and warranties for a transaction of this nature, including, without limitation, representations and warranties regarding authority, title and validity.

The foregoing description of the Patent Purchase Agreement is qualified in its entirety by reference to the Patent Purchase Agreement, as amended, attached hereto as Exhibits 2.1 and 2.2, and incorporated herein by reference. A copy of the press release issued by the Company announcing the transaction was previously furnished in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 20, 2007. Most of the patents sold relate to technology that the company has been practicing for a number of years. The sale does not include technology related to the firm’s most recent development programs.

Regarding the transaction, Fred Hume, President and CEO of Data I/O Corporation said, “This transaction delivers a substantial financial benefit to our shareholders. It monetizes the value of these patents, avoids future annual maintenance and patent defense expenses, and allows Data I/O royalty-free use of these patents.”

The party to the agreement, Leannoux Properties AG L.L.C., is an unrelated party with no other material relationship to Data I/O Corporation.

FORWARD LOOKING STATEMENT

Statements in this report concerning estimated gains and expectations of future payments and any other statement that may be construed as a prediction of future performance or events are forward-looking statements which involve known and unknown risks, uncertainties and other factors which may cause actual results to differ materially from those expressed or implied by such statements. These factors include uncertainties as to estimated costs and future licensing expectations and other risks including those described from time to time in the Company’s filings on Forms 10K and 10Q with the Securities and Exchange Commission (SEC), press releases and other communications.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Data I/O Corporation

March 24, 2008	By /s/ Joel S. Hatlen________
Joel S. Hatlen
Vice President
Chief Financial Officer

Exhibit Index

Exhibit 2.1 Patent Purchase Agreement

Exhibit 2.2 First Amendment To Patent Purchase Agreement

Exhibit 2.1

PATENT PURCHASE AGREEMENT

This PATENT PURCHASE AGREEMENT (this “Agreement”) is entered into, as of November 15, 2007 the Effective Date (defined below), by and between Data I/O Corporation, with an office at 6464 185th Avenue NE, Suite 101, Redmond, WA 98052 (“Seller”) and Leannoux Properties AG L.L.C., a Delaware limited liability company, with an address at 2711 Centerville Road, Suite 400, Wilmington, DE 19808 (“Purchaser”). The parties hereby agree as follows:

1.	BACKGROUND

1.1       Seller owns certain provisional patent applications, patent applications, patents, and/or related foreign patents and applications.

1.2       Seller wishes to sell to Purchaser all right, title, and interest in such patents and applications and the causes of action to sue for infringement thereof and other enforcement rights.

1.3       Purchaser wishes to purchase from Seller all right, title, and interest in the Assigned Patent Rights (defined below), free and clear of any restrictions, liens, claims, and encumbrances.

2.	DEFINITIONS

“Abandoned Assets” means those specific provisional patent applications, patent applications, patents and other governmental grants or issuances listed on Exhibit C (as such list may be updated based on Purchaser’s review pursuant to paragraph 3.1).

“Affiliate” means any entity that Seller controls. For purposes of this definition, “control” means: (a) if such entity has voting shares or other voting securities, ownership and control of more than fifty percent (50%) of the outstanding shares or securities entitled to vote for the election of directors or similar managing authority of such entity; or (b) if such entity does not have voting shares or other voting securities, ownership and control of more than fifty percent (50%) of the ownership interests that represent the power to direct the management and policies of such entity.

“Assigned Patent Rights” means the Patents and the additional rights set forth in paragraph 4.2.

“Assignment Agreements” means the agreements assigning ownership of the Assigned Patent Rights and the Abandoned Assets from the inventors and/or prior owners to Seller.

“Common Interest Agreement” means an agreement, in the form set forth on Exhibit E, setting forth the terms under which Seller and Purchaser will protect certain information relating to the Patents under the common interest privilege.

“Docket” means Seller’s or its agents’ list relating to the prosecution or maintenance of the Patents throughout the world as listed on Exhibits A and/or B,

including, without limitation, the names, addresses, email addresses, and phone numbers of prosecution counsel and agents, and information relating to deadlines, payments, and filings, which list is current as of the Effective Date.

“Effective Date” means the date set forth as the Effective Date on the signature page of this Agreement.

“Executed Assignments” means both the executed and notarized Assignment of Patent Rights in Exhibit B, the executed Assignment of Rights in Certain Assets in Exhibit C, each as signed by a duly authorized representative of Seller, and the additional documents Seller may be required to execute and deliver under paragraph 5.3.

“Field of Use” means products for programming, verifying or testing integrated circuits.

“Live Assets” means the provisional patent applications, patent applications, and patents listed on Exhibits A and/or B (as such lists may be updated based on Purchaser’s review pursuant to paragraph 3.1).

“Patents” means, excluding the Abandoned Assets and excluding any industrial design protection or design patent protection, all (a) Live Assets; (b) patents or patent applications (i) to which any of the Live Assets directly or indirectly claims priority, (ii) for which any of the Live Assets directly or indirectly forms a basis for priority, and/or (iii) that were co-owned applications that incorporate by reference, or are incorporated by reference into, the Live Assets; (c) reissues, reexaminations, extensions, continuations, continuations in part, continuing prosecution applications, requests for continuing examinations, divisions, and registrations of any item in any of the foregoing categories (a) and (b); (d) foreign patents, patent applications and counterparts relating to any item in any of the foregoing categories (a) through (c), including, without limitation, certificates of invention, utility models, and other governmental grants or issuances; and (e) any items in any of the foregoing categories (b) through (d) whether or not expressly listed as Live Assets and whether or not claims in any of the foregoing have been rejected, withdrawn, cancelled, or the like.

“Primary Warranties” means, collectively, the representations and warranties of Seller set forth in, Exhibit H, Section I of this Agreement.

“Prosecution History Files” means all files, documents and tangible things, as those terms have been interpreted pursuant to rules and laws governing the production of documents and things, constituting, comprising or relating to the prosecution, maintenance, defense, filing, issuance, registration, assertion or enforcement of the Patents, all solely as contained in Seller’s and/or its patent counsel’s files.

“Transmitted Copy” has the meaning set forth in paragraph 8.12.

3.	TRANSMITTAL, REVIEW, CLOSING CONDITIONS AND PAYMENT

3.1A     Transmittal. Within twenty (20) calendar days following the later of the Effective Date or the date Purchaser receives a Transmitted Copy of this Agreement executed by Seller, Seller will send to Purchaser, or its legal counsel, the items identified on Exhibit D (the “Initial Deliverables”). Seller acknowledges and agrees that Purchaser may request, and Seller will promptly deliver to Purchaser or its legal counsel, as directed by Purchaser, additional documents based on Purchaser’s review of the Initial Deliverables (such additional documents and the Initial Deliverables are, collectively, the “Deliverables”), and that as a result of Purchaser’s review, the lists of Live Assets on Exhibits A and B and the list of Abandoned Assets on Exhibit C, may be revised by Purchaser both before and after the Closing to conform these lists to the definition of Patents (and these revisions may therefore require the inclusion of additional provisional patent applications, patent applications, and patents on Exhibit A and B or Exhibit C). To the extent any of the Live Assets are removed for any reason, the payment in paragraph 3.4 may be reduced by mutual agreement of the parties. If originals of the Deliverables are not available and delivered to Purchaser prior to Closing, Seller will cause (i) such originals of the Deliverables to be sent to Purchaser or Purchaser’s representative promptly if and after such originals are located and (ii) Seller will deliver to Purchaser a declaration, executed under penalty of perjury, detailing Seller’s efforts to locate such unavailable original documents and details regarding how delivered copies were obtained.

3.1B     Conception and Reduction to Practice Materials. Seller’s duty to search for conception and reduction to practice materials related to the Patents among Seller’s documents stored in off-site document storage facilities will be limited to reasonable efforts to conduct such searches; provided that (i) the foregoing limitation will apply solely to searches for conception and reduction to practice materials related to the Patents among Seller’s documents stored in off-site document storage facilities and will not apply to any other types of materials or documents related to the Patents regardless where located or to any documents on Seller’s premises, (ii) Purchaser will promptly provide Purchaser any located conception and reduction to practice materials related to the Patents, and (iii) at any time upon Purchaser’s reasonable written request Seller will promptly use its best efforts to search among Seller’s documents stored in off-site document storage facilities for conception and reduction to practice materials related to the Patents and provide Purchaser any such materials found.

3.2       Closing. The closing of the sale of the Assigned Patent Rights and the assignment of the Abandoned Assets hereunder will occur when all conditions set forth in paragraphs 3.3A and 3.3B have been satisfied or waived (the “Closing”). Purchaser and Seller will use reasonable efforts to carry out the Closing within seventy-five (75) calendar days following the later of the Effective Date or the date on which the last of the Deliverables was received by Purchaser.

3.3A     Purchaser’s Closing Conditions. The following are conditions precedent to Purchaser’s obligation to make the payment in paragraph 3.4.

(a)       Signature by Seller. Seller timely executed this Agreement and delivered a Transmitted Copy of this Agreement to Purchaser’s representatives by not later than November 16, 2007 at 5:00 p.m., Pacific time and promptly delivered two (2) executed originals of this Agreement to Purchaser’s representatives.

(b)       Transmittal of Documents. Seller delivered to Purchaser all the Deliverables.

(c)       Compliance With Agreement. Seller performed and complied in all respects with all of the obligations under this Agreement that are to be performed or complied with by it on or prior to the Closing.

(d)       Representations and Warranties True. Purchaser is satisfied that, as of the Effective Date and as of the Closing, the representations and warranties of Seller contained in Exhibit H, Section I are true and correct.

(e)       Patents Not Abandoned. Purchaser is satisfied that, as of the Effective Date and as of the Closing, none of the assets that are included in the Patents have expired, lapsed, been abandoned, or deemed withdrawn.

(f)        Delivery of Executed Assignments. Seller caused the Executed Assignments to be delivered to Purchaser’s representatives.

3.3B     Seller’s Closing Conditions. The following are conditions precedent to Seller’s obligations at Closing:

(a)       Signature by Purchaser. Purchaser timely executed this Agreement and delivered a Transmitted Copy of this Agreement to Seller’s representatives by not later than November 30, 2007 at 5:00 p.m., Pacific time and promptly delivered two (2) executed originals of this Agreement to Seller’s representatives.

(b)       Compliance With Agreement. Purchaser performed and complied in all respects with all of the obligations under this Agreement that are to be performed or complied with by it on or prior to the Closing.

(c)       Representations and Warranties True. Seller is satisfied that, as of the Effective Date and as of the Closing, the representations and warranties of Purchaser contained in Exhibit H, Section II are true and correct.

3.4A     Payment. At Closing, Purchaser will pay the following amounts: (1) to Seller the amount of Two Million Three Hundred Thousand U.S. Dollars (US $2,300,000) by wire transfer and (2), on behalf of Seller, One Million U.S. Dollars (US $1,000,000) by wire transfer to ClevX LLC. Prior to Closing, Seller will furnish Purchaser with all necessary information to make a wire transfer to the designated bank accounts of Seller and ClevX. The foregoing payments pursuant to this paragraph 3.4 shall fully satisfy all payment obligations under this Agreement to Seller at Closing. Seller shall be fully responsible for, and Purchaser shall not be liable to Seller and/or ClevX LLC for any dispute regarding allocation of any payment made under this Agreement. Purchaser may record the Executed Assignments with the applicable patent offices only on or after Closing.

3.4B     Additional Payment. Purchaser agrees to pay Seller such other amounts as listed on Exhibit G if and only if the terms and conditions of Exhibit G are met.

3.5       Termination and Survival. In the event all conditions to Closing set forth in paragraphs 3.3A and 3.3B are not met within one hundred ten (110) days following the Effective Date, Purchaser will have the right to terminate this Agreement by written notice to Seller. Upon termination, Purchaser will return all documents delivered to Purchaser under this Section 3 to Seller.

The provisions of paragraphs 8.1, 8.2, 8.3, 8.4, 8.5, 8.6, 8.7, 8.8, 8.9, 8.10, and 8.11 will survive any termination.

4.	TRANSFER OF PATENTS AND ADDITIONAL RIGHTS

4.1       Assignment of Patents. Upon the Closing and payment of the amounts in paragraph 3.4, Seller hereby sells, assigns, transfers, and conveys to Purchaser all right, title, and interest in and to the Assigned Patent Rights. Seller understands and acknowledges that, if any of the Patents are assigned to Seller’s affiliates or subsidiaries, Seller may be required prior to the Closing to perform certain actions to establish that Seller is the assignee and to record such assignments. On or before Closing, Seller will execute and deliver to Purchaser the Assignment of Patent Rights in the form set forth in Exhibit B (as may be updated based on Purchaser’s review pursuant to paragraph 3.1).

4.2       Assignment of Additional Rights. Upon the Closing and payment of the amounts in paragraph 3.4, Seller hereby also sells, assigns, transfers, and conveys to Purchaser all right, title and interest in and to all

(a)       Seller’s inventions, invention disclosures, and discoveries described in any of the Patents;

(b)       rights to apply in any or all countries of the world for patents, certificates of invention, utility models (excluding industrial design protection and design patent protection) or other governmental grants or issuances of any type related to any of the Patents and the inventions, invention disclosures, and discoveries therein;

(c)       causes of action (whether known or unknown or whether currently pending, filed, or otherwise) and other enforcement rights under, or on account of, any of the Patents and/or the rights described in subparagraph 4.2(b), including, without limitation, all causes of action and other enforcement rights for (i) damages, (ii) injunctive relief, and (iii) any other remedies of any kind for past, current and future infringement; and

(d)       rights to collect royalties or other payments under or on account of any of the Patents and/or any of the foregoing.

4.2B     Seller’s transfer under subparagraph 4.2(a) does not include any know-how or show-how of Seller that is not described in any of the Patents. The foregoing sentence controls any conflicting language in the Executed Assignments.

4.3       Assignment of Rights in Certain Assets. Upon the Closing and payment of the amounts in paragraph 3.4, Seller hereby sells, assigns, transfers, and conveys to Purchaser all Seller’s right, title, and interest in and to the Abandoned Assets. On or before Closing, Seller will execute and deliver to Purchaser the Assignment of Certain Rights in the form set forth in Exhibit C (as may be updated based on Purchaser’s review pursuant to paragraph 3.1).

4.4.      License Back to Seller under Patents. Upon the Closing, Purchaser hereby grants to Seller and its Affiliates a royalty-free, non-exclusive, non-sublicensable license under the Patents and the Abandoned Assets pursuant to the terms and conditions and subject to the limitations on and permitted transferability as set forth in Exhibit F.

5.	ADDITIONAL OBLIGATIONS

5.1       Further Cooperation. At the reasonable request of Purchaser, Seller will execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of the transactions contemplated hereby, including, without limitation, execution, acknowledgment, and recordation of other such papers, and using commercially reasonable efforts to obtain the same from the respective inventors, as necessary or desirable for fully perfecting and conveying unto Purchaser the benefit of the transactions contemplated hereby. To the extent any attorney-client privilege or the attorney work-product doctrine applies to any portion of the Prosecution History Files, Seller will ensure that, if any such portion of the Prosecution History File remains under Seller’s possession or control after Closing, it is not disclosed to any third party unless (a) disclosure is ordered by a court of competent jurisdiction, after all appropriate appeals to prevent disclosure have been exhausted, and (b) Seller gave Purchaser prompt notice upon learning that any third party sought or intended to seek a court order requiring the disclosure of any such portion of the Prosecution History File. In addition, Seller will continue to prosecute, maintain, and defend the Patents at its sole expense until the Closing.

5.2       Payment of Fees. Seller will pay any maintenance fees, annuities, and the like due or payable on the Patents until the Closing. For the avoidance of doubt, Seller shall pay any maintenance fees for which the fee is payable (e.g., the current fee payment window opens (excluding any additional maintenance fees that could be paid in advance for the Patents)) on or prior to the Closing even if the surcharge date or final deadline for payment of such fee would be after the Closing. Seller hereby gives Purchaser power-of-attorney to (a) execute documents in the name of Seller in order to effectuate the recordation of the transfers of any portion of the Patents in an governmental filing office in the world and (b) instruct legal counsel to take steps to pay maintenance fees and annuities that Seller declines to pay and to make filings on behalf of Seller prior to Closing and otherwise preserve the assets through Closing.

5.3       Foreign Assignments. To the extent the Patents include non-United States patents and patent applications, Seller will deliver to Purchaser’s representatives a list of Seller’s foreign Patent counsel and contact information so that Purchaser may obtain documents in a form as may be required in the non-U.S jurisdiction in order to perfect the assignment to Purchaser of the non-U.S. patents and patent applications. Seller will promptly execute and deliver any such documents as Purchaser’s request.

6.	REPRESENTATIONS AND WARRANTIES OF SELLER

Seller hereby makes the representations and warranties of Section I of Exhibit H.

7.	REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby makes the representations and warranties of Section II of Exhibit H.

8.	MISCELLANEOUS

8.1       Limitation of Liability. EXCEPT IN THE EVENT OF BREACH OF ANY OF THE PRIMARY WARRANTIES BY SELLER OR SELLER’S INTENTIONAL MISREPRESENTATION, SELLER’S TOTAL LIABILITY UNDER THIS AGREEMENT WILL NOT EXCEED THE PURCHASE PRICE SET FORTH IN PARAGRAPH 3.4 OF THIS AGREEMENT. PURCHASER’S TOTAL LIABILITY UNDER THIS AGREEMENT WILL NOT EXCEED THE PURCHASE PRICE SET FORTH IN PARAGRAPH 3.4 OF THIS AGREEMENT. THE PARTIES ACKNOWLEDGE THAT THE LIMITATIONS ON POTENTIAL LIABILITIES SET FORTH IN THIS PARAGRAPH 8.1 WERE AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION UNDER THIS AGREEMENT.

8.2       Limitation on Consequential Damages. EXCEPT IN THE EVENT OF SELLER’S INTENTIONAL MISREPRESENTATION, NEITHER PARTY WILL HAVE ANY OBLIGATION OR LIABILITY (WHETHER IN CONTRACT, WARRANTY, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, AND NOTWITHSTANDING ANY FAULT, NEGLIGENCE (WHETHER ACTIVE, PASSIVE OR IMPUTED), REPRESENTATION, STRICT LIABILITY OR PRODUCT LIABILITY), FOR COVER OR FOR ANY INCIDENTAL, INDIRECT OR CONSEQUENTIAL, MULTIPLIED, PUNITIVE, SPECIAL, OR EXEMPLARY DAMAGES OR LOSS OF REVENUE, PROFIT, SAVINGS OR BUSINESS ARISING FROM OR OTHERWISE RELATED TO THIS AGREEMENT, EVEN IF A PARTY OR ITS REPRESENTATIVES HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE PARTIES ACKNOWLEDGE THAT THESE EXCLUSIONS OF POTENTIAL DAMAGES WERE AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION UNDER THIS AGREEMENT.

8.3       Compliance With Laws. Notwithstanding anything contained in this Agreement to the contrary, the obligations of the parties with respect to the consummation of the transactions contemplated by this Agreement shall be subject to all laws, present and future, of any government having jurisdiction over the parties and this transaction, and to orders, regulations, directions or requests of any such government.

8.4       Confidentiality of Terms. The parties hereto will keep the terms and existence of this Agreement and the identities of the parties hereto and their affiliates confidential and will not now or hereafter divulge any of this information to any third party except (a) with the prior written consent of the other party; (b) as otherwise may be required by law or legal process, including, without limitation, related to any SEC matters or in confidence to legal and financial advisors in their capacity of advising a party in such matters; (c) during the course of litigation, so long as the disclosure of such terms and conditions is restricted in the same manner as is the confidential information of other litigating parties; (d) in confidence to its legal counsel, accountants, banks and financing sources and their advisors solely in connection with complying with its obligations under this Agreement; (e) by Purchaser, in order to perfect Purchaser’s interest in the Assigned Patent Rights or the Abandoned Assets with any governmental patent office (including, without limitation, recording the Executed Assignments in any governmental patent office); or (f) to enforce Purchaser’s right, title, and interest in and to the Assigned Patent Rights or the Abandoned Assets; provided that, in (b) and (c) above, (i) to the extent permitted by law, the disclosing party will use all legitimate and legal means available to minimize the disclosure to third parties, including, without limitation, seeking a confidential treatment request or protective order whenever appropriate or available; and (ii) the disclosing party will provide the other party with at least ten (10) days’ prior written notice of such disclosure. Without limiting the foregoing, Seller will cause its agents involved in this transaction to abide by the terms of this paragraph, including, without limitation, ensuring that such agents do not disclose or otherwise publicize the existence of this transaction with actual or potential clients in marketing materials, or industry conferences. With respect to disclosure under this Section 8.4, as of the date of this Agreement the Seller and Purchaser have agreed to only the limited public disclosures in Exhibit I, which disclosures are subject to the terms and conditions in Exhibit I.

8.5       Governing Law; Venue/Jurisdiction. This Agreement will be interpreted, construed, and enforced in all respects in accordance with the laws of the State of Delaware, without reference to its choice of law principles to the contrary. Seller will not commence or prosecute any action, suit, proceeding or claim arising under or by reason of this Agreement other than in the state or federal courts located in Delaware. Seller irrevocably consents to the jurisdiction and venue of the courts identified in the preceding sentence in connection with any action, suit, proceeding, or claim arising under or by reason of this Agreement.

8.6       Notices. All notices given hereunder will be given in writing (in English or with an English translation), will refer to Purchaser and to this Agreement and will be delivered to the address set forth below by (i) personally delivery, (ii) delivery postage prepaid by an internationally-recognized express courier service:

If to Purchaser	If to Seller
Leannoux Properties AG L.L.C	Data I/O Corporation
2711 Centerville Road, Suite 400	6464 185th Avenue NE, Suite 101
Wilmington, DE 19808	Redmond, WA 98052
Attn: Managing Director	Attn: VP, CFO
CC: General Counsel

Notices are deemed given on (a) the date of receipt if delivered personally or by express courier or (b) if delivery refused, the date of refusal. Notice given in any other manner will be deemed to have been given only if and when received at the address of the person to be notified. Either party may from time to time change its address for notices under this Agreement by giving the other party written notice of such change in accordance with this paragraph.

8.7       Relationship of Parties. The parties hereto are independent contractors. Nothing in this Agreement will be construed to create a partnership, joint venture, franchise, fiduciary, employment or agency relationship between the parties. Neither party has any express or implied authority to assume or create any obligations on behalf of the other or to bind the other to any contract, agreement or undertaking with any third party.

8.8       Equitable Relief. Seller acknowledges and agrees that damages alone would be insufficient to compensate Purchaser for a breach by Seller of this Agreement and that irreparable harm would result from a breach of this Agreement. Seller hereby consents to the entering of an order for injunctive relief to prevent a breach or further breach, and the entering of an order for specific performance to compel performance of any obligations under this Agreement.

8.9       Severability. If any provision of this Agreement is found to be invalid or unenforceable, then the remainder of this Agreement will have full force and effect, and the invalid provision will be modified, or partially enforced, to the maximum extent permitted to effectuate the original objective.

8.10     Waiver. Failure by either party to enforce any term of this Agreement will not be deemed a waiver of future enforcement of that or any other term in this Agreement or any other agreement that may be in place between the parties.

8.11     Miscellaneous. This Agreement, including its exhibits, constitutes the entire agreement between the parties with respect to the subject matter hereof and merges and supersedes all prior and contemporaneous agreements, understandings, negotiations, and discussions. Neither of the parties will be bound by any conditions, definitions, warranties, understandings, or representations with respect to the subject matter hereof other than as expressly provided herein. The section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. Except as set forth in Exhibit F, (entitled “License Back to Seller”), of, this Agreement is not intended to confer any right or benefit on any third party (including, but not limited to, any employee or beneficiary of any party), and no action may be commenced or prosecuted against a party by any third party claiming as a third-party beneficiary of this Agreement or any of the transactions contemplated by this Agreement. No oral explanation or oral information by either party hereto will alter the meaning or interpretation of this Agreement. No amendments or modifications will be effective unless in a writing signed by authorized representatives of both parties; provided, however, that, both prior to and after Closing, Purchaser may update Exhibits A and B to include any patents or patent applications within the definition of Patents, based on its review of the Deliverables as defined in paragraph 3.1, by providing updated Exhibits A and B to Seller. The terms and conditions of this Agreement will prevail notwithstanding any different, conflicting or additional terms and conditions that may appear on any letter, email or other communication or other writing not expressly incorporated into this Agreement. The following exhibits are attached hereto and incorporated herein: Exhibit A (entitled “Patents to be Assigned”); Exhibit B (entitled “Assignment of Patent Rights”); Exhibit C (entitled “Assignment of Rights in Certain Assets”); Exhibit D (entitled “List of Initial Deliverables”); Exhibit E (entitled “Common Interest Agreement”); Exhibit F (entitled “License Back To Seller”); Exhibit G (entitled “Additional Payment for License or Transfer; Exhbit H (entitled “License Back to Seller”); Exhibit H (entitled “Representations and Warranties of the Parties”); and Exhibit I (entitled “Publicity and Reporting”).

8.12     Counterparts; Electronic Signature; Delivery Mechanics. This Agreement may be executed in counterparts, each of which will be deemed an original, and all of which together constitute one and the same instrument. Each party will execute and promptly deliver to the other parties a copy of this Agreement bearing the original signature. Prior to such delivery, in order to expedite the process of entering into this Agreement, the parties acknowledge that a Transmitted Copy of this Agreement will be deemed an original document. “Transmitted Copy” means a copy bearing a signature of a party that is reproduced or transmitted via email of a .pdf file, photocopy, facsimile, or other process of complete and accurate reproduction and transmission.

In witness whereof, intending to be legally bound, the parties have executed this Patent Purchase Agreement as of the Effective Date.

SELLER:	PURCHASER:

DATA I/O CORPORATION	LEANNOUX PROPERTIES AG L.L.C.

By:/s/ Frederick R. Hume	By:/s/ Jeff Kern

Name: Frederick R. Hume	Name: Jeff Kern

Title: President & CEO	Title: Authorized Person

Effective Date: November 15, 2007

The following exhibits to the Patent Purchase Agreement have been omitted in accordance with item 601(b)(2) of Regulation S-K:

Exhibits

Exhibit A - Patents to be Assigned

Exhibit B - Assignment of Patent Rights

Exhibit C - Assignment of Rights in Certain Assets

Exhibit D - List of Initial Deliverables

Exhibit E - Common Interest Agreement

Exhibit F – License Back to Seller

Exhibit G – Additional Payment for License or Transfer

Exhibit H – Representations and Warranties of the Parties

Exhibit I – Publicity and Reporting

Data I/O Corporation will furnish supplementally a copy of any omitted exhibit to the Securities and Exchange Commission upon request, provided however, that it may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any exhibits so furnished.

Exhibit 2.2

First Amendment

To

Patent Purchase Agreement

This First Amendment (“Amendment”) is entered into as of March 18, 2008, (“Effective Date”) by and between Data I/O Corporation, with an office at 6464 185th Avenue NE, Suite 101, Redmond, WA 98052 (“Seller”) and Leannoux Properties AG L.L.C., a Delaware limited liability company, with an address at 2711 Centerville Road, Suite 400, Wilmington, DE 19808 (“Purchaser”). The parties hereby agree as follows:

1.	Background

1.1       Seller and Purchaser entered into a Patent Purchase Agreement effective as of November 15, 2007 (the “Agreement”).

1.2.      Seller and Purchaser desire to amend the Agreement pursuant the terms and conditions of this Amendment.

2.	Terms Used in This Amendment

Capitalized terms used in this Amendment shall have the same meanings set forth in the Agreement, unless stated otherwise herein.

3.	Amendments to Agreement

3.1       Exhibit A (Patents to be Assigned) attached to the Agreement is hereby deleted in its entirety and replaced in its entirety with the attached Exhibit A (Patents to be Assigned).

3.2       Exhibit B (Assignment of Patent Rights) attached to the Agreement is hereby deleted in its entirety and replaced in its entirety with the attached Exhibit B (Assignment of Patent Rights).

3.3       Exhibit C (Assignment of Rights in Certain Assets) attached to the Agreement is deleted in its entirety and replaced in its entirety with the attached Exhibit C (Assignment of Rights in Certain Assets).

3.4       Exhibit I (Publicity and Reporting) attached to the Agreement is hereby deleted in its entirety and replaced in its entirety with the attached Exhibit I (Publicity and Reporting).

4.	No Other Changes

This Amendment amends and supersedes the Agreement and all prior amendments with respect to the subject matter of this Amendment, and supersedes all prior and contemporaneous negotiations and other writings with respect to such matters. In the event that a conflict arises between this Amendment and the Agreement or a prior amendment, this Amendment shall control. Except for the changes made herein, the terms and conditions of the Agreement and its Exhibits shall remain unchanged and in full force and effect.

5.	Governing Law

This Amendment will be interpreted, construed, and enforced in all respects in accordance with the laws of the State of Delaware, without reference to its choice of law principles to the contrary.

6.	Counterparts; Electronic Signature

This Amendment may be executed in counterparts, each of which will be deemed an original, and all of which together constitute one and the same instrument. Each party will execute and promptly deliver to the other parties a copy of this Amendment bearing the original signature. Prior to such delivery, in order to expedite the process of entering into this Amendment, the parties acknowledge that a Transmitted Copy of this Amendment will be deemed an original document. “Transmitted Copy” means a copy bearing a signature of a party that is reproduced or transmitted via email of a .pdf file, photocopy, facsimile, or other process of complete and accurate reproduction and transmission.

In witness whereof, intending to be legally bound, the parties have executed this Amendment as of the Effective Date.

SELLER:	PURCHASER:

DATA I/O CORPORATION	LEANNOUX PROPERTIES AG L.L.C.

By:	/s/ Frederick R. Hume	By: /s/ Jeff Kern

Name: Frederick R. Hume	Name: Jeff Kern

Title: President & CEO	Title: Authorized Person

The following exhibits to the First Amendment to Patent Purchase Agreement have been omitted in accordance with item 601(b)(2) of Regulation S-K:

Exhibits

Exhibit A - Patents to be Assigned

Exhibit B - Assignment of Patent Rights

Exhibit C - Assignment of Rights in Certain Assets

Exhibit I – Publicity and Reporting

Data I/O Corporation will furnish supplementally a copy of any omitted exhibit to the Securities and Exchange Commission upon request, provided however, that it may request confidential treatment pursuant to Rule 24b-2 of the Securities.